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                              INDEMNITY AGREEMENT
                              -------------------


     This Agreement is made as of the [day] day of [month], [year], by and between AVERY DENNISON CORPORATION, a Delaware corporation ("Avery Dennison"), and the undersigned [Director and Officer/Director/Officer] of Avery Dennison (the "Indemnitee"), with reference to the following facts:

     The Indemnitee is currently serving as [a Director and an Officer/ a Director/ an Officer] of Avery Dennison and Avery Dennison wishes the Indemnitee to continue in such capacity. The [Director and Officer/ Director/ Officer] is willing, under certain circumstances, to continue serving as [a Director and an Officer/ a Director/ an Officer] of Avery Dennison.

     In addition to the indemnification to which the Indemnitee is entitled pursuant to the Bylaws of Avery Dennison, and as additional consideration for the Indemnitee's service, Avery Dennison has, in the past, furnished at its expense director's and officer's liability insurance protecting the Indemnitee and Avery Dennison's other officers and directors from personal liability in connection with their service. Effective for Avery Dennison's 1986 fiscal year, such insurance coverage was modified to provide significantly lower policy limits, higher deductibles and additional exclusions.

     The Indemnitee has indicated that he or she does not regard the indemnities available under Avery Dennison's Bylaws and the insurance remaining in effect as adequate to protect the Indemnitee against the risks associated with Indemnitee's service to Avery Dennison. Avery Dennison and Indemnitee now agree to this Indemnity Agreement in order to provide greater protection to Indemnitee against such risks of service to Avery Dennison.

     Section 145 of the General Corporation Law of the State of Delaware, under which Law Avery Dennison is organized, empowers corporations to indemnify a person serving as a director, officer, employee or agent of the corporation and a person who serves at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, and said Section 145 and the Bylaws of Avery Dennison specify that the indemnification set forth in said Section 145 and in the Bylaws, respectively, shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     In order to induce the Indemnitee to continue to serve as [a Director and an Officer/ a Director/ an Officer] of Avery Dennison and in consideration of Indemnitee's continued service, Avery Dennison hereby agrees to indemnify the Indemnitee as follows:

     1.  Indemnity.  Avery Dennison will indemnify the Indemnitee, the
         ---------
Indemnitee's executors, administrators or assigns, for any Expenses (as defined below) which the Indemnitee is or becomes legally obligated to pay in connection with any Proceeding to the fullest extent permitted by law. As used in this Agreement the term "Proceeding" shall include any threatened, pending or completed claim, action, suit or proceeding, whether brought by or in the right of Avery Dennison or otherwise and whether of a civil, criminal, administrative or investigative nature, in which Indemnitee may be or may have been involved as a party or otherwise, by reason of the fact that Indemnitee is or was a director or officer of Avery Dennison, by reason of any actual or alleged error or misstatement or misleading statement made or suffered by Indemnitee, by reason of any action taken by the Indemnitee or of any inaction on Indemnitee's part while acting as such director or
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officer, or by reason of the fact that Indemnitee was serving at the request of Avery Dennison as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; provided,
                                                                    --------
that in each such case Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of Avery Dennison and, in the case of a criminal proceeding, in addition had no reasonable cause to believe that his or her conduct was unlawful. As used in this Agreement, the term "other enterprise" shall include (without limitation) employee benefit plans and administrative committees thereof, and the term "fines" shall include (without limitation) any excise tax assessed with respect to any employee benefit plan.

     2.  Expenses.  As used in this Agreement the term "Expenses" shall include,
         --------
without limitation, damages, judgments, fines, penalties, settlements and costs, attorneys' fees and disbursements and costs of attachment or similar bonds, investigations, and any expenses of establishing a right to indemnification under this Agreement.

     3.  Enforcement.  If a claim or request under this Agreement is not paid by
         -----------
Avery Dennison, or on its behalf, within thirty days after a written claim or request has been received by Avery Dennison, the Indemnitee may at any time thereafter bring suit against Avery Dennison to recover the unpaid amount of the claim or request and if successful in whole or in part, the Indemnitee shall be entitled to be paid also the Expenses of prosecuting such suit. Avery Dennison shall have the right to recoup from Indemnitee the amount of any item or items of Expenses theretofore paid by Avery Dennison pursuant to this Agreement, to the extent such Expenses are not reasonable in nature or amounts; provided,
                                                                  --------
however, that Avery Dennison shall have the burden of proving such Expenses to be unreasonable. The burden of proving that the Indemnitee is not entitled to indemnification for any other reason shall be upon Avery Dennison.


     4.  Subrogation.  In the event of payment under this Agreement, Avery
         -----------
Dennison shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable Avery Dennison effectively to bring suit to enforce such rights.


     5.  Exclusions.
         ----------

     (a) Avery Dennison shall be liable to the Indemnitee under this Agreement in connection with any Proceeding (or part thereof) instituted by the Indemnitee only if the initiation of such Proceeding was authorized in advance by the Board of Directors of Avery Dennison.

     (b) Avery Dennison shall not be liable under this Agreement to pay any Expenses in connection with any claim made against the Indemnitee:

         (i) to the extent that payment is actually made to the Indemnitee under a valid, enforceable and collectible insurance policy;

        (ii) to the extent that the Indemnitee is indemnified and actually paid otherwise than pursuant to this Agreement;

       (iii) in connection with a Proceeding by or in the right of Avery Dennison in
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respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable for negligence or misconduct in the performance of Indemnitee's duty to Avery Dennison unless and only to the extent that any court in which such action was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper;

         (iv) if it is proved by final judgment in a court of law or other adjudication to have been based upon or attributable to the Indemnitee's in fact having gained any personal profit or advantage to which Indemnitee was not legally entitled;

         (v) for a disgorgement of profits made from the purchase and sale by the Indemnitee of securities pursuant to Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law or common law;

         (vi) brought about or contributed to by the dishonesty of the Indemnitee seeking payment hereunder; however, notwithstanding the foregoing, the Indemnitee shall be protected under this Agreement as to any claims upon which suit may be brought against Indemnitee by reason of any alleged dishonesty on Indemnitee's part, unless a judgment or other final adjudication thereof adverse to the Indemnitee shall establish that Indemnitee committed (A) acts of active and deliberate dishonesty, (B) with actual dishonest purpose and intent,
(C) which acts were material to the cause of action so adjudicated; or

         (vii) for any judgment, fine or penalty which Avery Dennison is prohibited by applicable law from paying as indemnity or for any other reason.

     6.  Indemnification of Expenses of Successful Party.  Notwithstanding any
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other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any Proceeding or in defense of any claim, issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against any and all Expenses incurred in connection therewith.

     7.  Partial Indemnification.   If Indemnitee is entitled under any
         -----------------------
provision of this Agreement to indemnification by Avery Dennison for some or a portion of Expenses of any nature, judgments, fines or penalties incurred by the Indemnitee in the investigation, defense, appeal or settlement of any Proceeding but not, however, for the total amount thereof, Avery Dennison shall nevertheless indemnify Indemnitee for the portion of such Expenses, judgments, fines or penalties to which Indemnitee is entitled.

     8.  Advances of Expenses.   Expenses incurred by the Indemnitee in
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connection with any Proceeding, except the amount of any settlement, shall be paid by Avery Dennison in advance upon request of the Indemnitee that Avery Dennison pay such expenses. Written notice of any proposed settlement of a claim for which Indemnitee intends to request payment by Avery Dennison hereunder must be delivered to Avery Dennison as promptly as practicable, and such claim shall be paid by Avery Dennison not later than two weeks after its receipt thereof. Indemnitee hereby undertakes to repay to Avery Dennison the amount of any Expenses theretofore paid by Avery Dennison to the extent that it is ultimately determined that such Expenses were not reasonable or that Indemnitee is not entitled to indemnification.

     9.  Notice of Claim.  The Indemnitee, as a condition precedent to his or
         ---------------
her right to be indemnified or have Expenses advanced under this Agreement, shall give to Avery Dennison notice in writing as soon as practicable of any claim made against the Indemnitee for which indemnity
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or advancement of Expenses will or could be sought under this Agreement. Notice to Avery Dennison shall be given at its principal office and shall be directed to the Corporate Secretary (or such other address as Avery Dennison shall designate in writing to the Indemnitee); notice shall be deemed received if sent by prepaid mail properly addressed, the date of such notice being the date postmarked. In addition, the Indemnitee shall give Avery Dennison such information and cooperation as it may reasonably require and as shall be within the Indemnitee's power.

     10.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, all of which taken together shall constitute one instrument.

     11.  Indemnification Hereunder Not Exclusive.  Nothing herein shall be
          ---------------------------------------
deemed to diminish or otherwise restrict the Indemnitee's right to indemnification and advancement of Expenses under any provision of the Certificate of Incorporation or Bylaws of Avery Dennison and amendments thereto or under law.

     12.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with Delaware law.

     13.  Saving Clause.  Wherever there is a conflict between any provision of
          -------------
this Agreement and any applicable present or future statute, law or regulation contrary to which Avery Dennison and the Indemnitee have no legal right to contract, the latter shall prevail, but in such event the affected provisions of this Agreement shall be curtailed and restricted only to the extent necessary to bring them within applicable legal requirements.

     14.  Coverage.  The provisions of this Agreement shall apply with respect
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to Indemnitee's service as [a Director and an Officer/ a Director/ an Officer]
of Avery Dennison prior to the date of this Agreement and with respect to all periods of such service after the date of this Agreement, even though Indemnitee may have ceased to be [a Director or an Officer/ a Director/ an Officer] of Avery Dennison.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and signed as of the day and year first above written.



AVERY DENNISON CORPORATION


By  _______________________________________
    Robert G. van Schoonenberg
    Vice President, General Counsel & Secretary



    _______________________________________
    [Name of Director/Officer]